Exhibit 10.8

EXECUTION VERSION

GUARANTEE AGREEMENT

This GUARANTEE AGREEMENT (this “Guaranty”), dated as of April 24, 2012, by and between EVEREST ACQUISITION FINANCE INC. (the “Guarantor”), a Domestic Subsidiary of EVEREST ACQUISITION LLC (the “Borrower”), and CITIBANK, N.A., as collateral agent for the Secured Parties referred to below (in such capacity, together with any successor thereto, the “Collateral Agent”).

WITNESSETH:

WHEREAS, the Borrower, the Lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent for the Lenders, have entered into a Term Loan Agreement, dated as of April 24, 2012 (as amended, restated, modified and/or supplemented from time to time, the “Term Loan Agreement”), providing for the making of Loans to the Borrower;

WHEREAS, it is a condition to the making of Loans to the Borrower under the Term Loan Agreement that each Guarantor shall have executed and delivered this Guaranty; and

WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrower, and accordingly desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower.

1.                                      DEFINITIONS

Capitalized terms used herein shall have the meanings assigned to them in the Term Loan Agreement, unless otherwise defined herein. References to this “Guaranty” shall mean this Guaranty, including all amendments, modifications and supplements and any annexes, exhibits and schedules to any of the foregoing, and shall refer to this Guaranty as the same may be in effect at the time such reference becomes operative.

2.                                      THE GUARANTY

(a)                                      Guaranty of Guaranteed Obligations. Each Guarantor unconditionally guarantees to the Collateral Agent, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Loan Obligations (the “Guaranteed Obligations”) for the ratable benefit of the Administrative Agent, the Collateral Agent and each Lender (collectively, the “Secured Parties”). Each Guarantor further agrees that the Guaranteed Obligations may be extended, modified, amended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension, modification, amendment or renewal of any Guaranteed Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Credit Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

(b)                                      Guaranty of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

(c)                                       No Limitations. Except for termination or release of a Guarantor’s obligations hereunder as expressly provided for in Section 5(g), the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise (other than defense of payment or performance). Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by: (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Guaranty; (iii) the release of, or the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any security held by the Collateral Agent or any other Secured Party for the Guaranteed Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations; (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash or immediately available funds of all the Guaranteed Obligations); (vi) any illegality, lack of validity or enforceability of any Guaranteed Obligation; (vii) any change in the corporate existence, structure or ownership of the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting release or discharge of any Guaranteed Obligation (other than the payment in full in cash or immediately available funds of all the Guaranteed Obligations); (viii) the existence of any claim, set-off or other rights that the Guarantor may have at any time against the Borrower, the Collateral Agent, or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim; and (ix) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Collateral Agent that might otherwise constitute a defense to, or a legal or equitable discharge of, the Borrower or any other Credit Party or any other guarantor or surety. Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of any Guarantor hereunder. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any other Guarantor or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Guarantor, other than the payment in full in cash or immediately available funds of all the Guaranteed Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other Credit Party or exercise any other right or remedy available to them against the Borrower or any other Credit Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash or immediately available funds. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any other Guarantor, as the case may be, or any security.

(d)                                      Reinstatement. Notwithstanding the provisions of Section 5(g)(i), each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored or returned by the Collateral Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Credit Party, as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Credit Party or any substantial part of its property, or otherwise, all as though such payment had not been made.

(e)                                       Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Credit Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Party in cash the amount of such unpaid Guaranteed Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Borrower or Credit Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations (except for contingent indemnities and cost and expense reimbursement obligations to the extent no claim has been made).

(f)                                   Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Credit Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such

Guarantor assumes and incurs hereunder, and agrees that neither the Collateral Agent nor any other Secured Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

3.                                      FURTHER ASSURANCES

Each Guarantor agrees, upon the written request of the Collateral Agent, to execute and deliver to the Collateral Agent, from time to time, any additional instruments or documents reasonably considered necessary by the Collateral Agent to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

4.                                      PAYMENTS FREE AND CLEAR OF TAXES

Each Guarantor agrees that such Guarantor will perform or observe all of the terms, covenants and agreements that Section 2.17 of the Term Loan Agreement requires such Guarantor to perform or observe, subject to the qualifications set forth therein.

5.                                      OTHER TERMS

(a)                                      Entire Agreement. This Guaranty, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a guaranty of the loans and advances under the Loan Documents.

(b)                                      Headings. The headings in this Guaranty are for convenience of reference only and are not part of the substance of this Guaranty.

(c)                                       Severability. Whenever possible, each provision of this Guaranty shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(d)                                      Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be given as provided in Section 9.02 of the Term Loan Agreement.

(e)                                       Successors and Assigns. Whenever in this Guaranty any Guarantor is referred to, such reference shall be deemed to include the permitted successors and assigns of such party (in accordance with the terms of the Term Loan Agreement); and all covenants, promises and agreements by any Guarantor that are contained in this Guaranty shall bind and inure to the benefit of its respective permitted successors and assigns.

(f)                                        No Waiver; Cumulative Remedies; Amendments. No failure or delay by the Collateral Agent in exercising any right, power or remedy hereunder shall operate as a waiver hereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Collateral Agent hereunder are cumulative and are not exclusive of any rights, powers or remedies that it would otherwise have. No waiver of any provision of this Guaranty or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by this Section 5(f), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of any Loans shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Collateral Agent may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Guarantor in any case shall entitle any Guarantor to any other or further notice or demand in similar or other circumstances. When making any demand hereunder against any of the Guarantors, the Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or guarantor, and any failure by the Collateral Agent or any other Secured Party to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any other Secured Party against any of the Guarantors. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings. Neither this Guaranty nor any provision hereof may be waived, amended or modified (other than termination of this Guaranty pursuant to Section 5(g)) except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.01 of the Term Loan Agreement.

(g)                                       Termination and Release.

(i)                                     This Guaranty shall terminate, when all the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities not then due) have been paid in full or defeased in cash or immediately available funds (“Payment in Full”).

(ii)                                  A Guarantor shall automatically be released from its obligations hereunder upon: (1) the sale, disposition, exchange or other transfer (including through merger, consolidation, amalgamation or otherwise) of the Capital Stock (including any sale, disposition or other transfer following which such Guarantor is no longer a Restricted Subsidiary) of such Guarantor if such sale, disposition, exchange or other transfer is made in a manner not in violation of the Term Loan Agreement; (2) the designation of such Guarantor as an Unrestricted Subsidiary in accordance with Section 6.04 of the Term Loan Agreement and the definition of “Unrestricted Subsidiary”

thereunder; (3) the release or discharge of the guarantee by such Guarantor of the Credit Agreement or other Indebtedness or the guarantee of any other Indebtedness which resulted in the obligation to guarantee the Loans; (4) the Borrower’s obligations under the Term Loan Agreement are discharged in accordance with the terms thereof; (5) such Guarantor ceasing to be a Subsidiary as a result of any foreclosure of any pledge or security interest in favor of First-Priority Lien Obligations, subject to, in each case, the application of the proceeds of such foreclosure in the manner described in Section 9.19 of the Term Loan Agreement; and (6) the occurrence of a Covenant Suspension Event. A Guarantor shall also automatically be released from its obligations hereunder upon such Guarantor ceasing to be a Subsidiary as a result of any foreclosure of any pledge or security interest securing Bank Indebtedness or other exercise of remedies in respect thereof.

(iii)                               In connection with any release pursuant to this Section 5(g), the Collateral Agent shall execute and deliver to the Borrower, at the Borrower’s expense, all documents that the Borrower shall reasonably request to evidence such release. Any execution and delivery of documents pursuant to this Section 5(g) shall be without recourse to or warranty by the Collateral Agent.

(h)                                 Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall collectively and separately constitute one and the same agreement.

6.                                      INDEMNITY. SUBROGATION AND SUBORDINATION

(a)                                      Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6(c)), the Borrower agrees that (i) in the event a payment shall be made by any Guarantor under this Guaranty in respect of any Obligation of the Borrower, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (ii) in the event any assets of any Guarantor shall be sold pursuant to this Guaranty or any other Security Document to satisfy in whole or in part an Obligation of the Borrower, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

(b)                                      Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 6(c)) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 6(a), the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 6.09 of the Term Loan Agreement, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6(b) shall be subrogated to the rights of such Claiming Guarantor under Section 6(a) to the extent of such payment. The provisions of this Section 6(b) shall in no respect limit the obligations and liabilities of any Guarantor to the Collateral Agent and the other Secured Parties, and each Guarantor shall remain liable to the Collateral Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

(c)                                       Subordination. Notwithstanding any provision of this Guaranty to the contrary, all rights of the Guarantors under Sections 6(a) and 6(b) and all other rights of indemnity, contribution or subrogation of any Guarantor under applicable law or otherwise shall be fully subordinated to Payment in Full of the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities to the extent no claim therefor has been made). Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or appropriation or application of funds of any of the Guarantors by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Collateral Agent or any other Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of set-off held by any Secured Party for the payment of the Obligations until Payment in Full of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder until Payment in Full of the Guaranteed Obligations. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to Payment in Full of the Guaranteed Obligations, such amount shall be held by such Guarantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be paid to the Collateral Agent to be credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 6(a) and 6(b) (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

7.                                      GOVERNING LAW; JURISDICTION; VENUE; WAIVER OF JURY TRIAL; CONSENT TO SERVICE OF PROCESS

(a)                                      The terms of Sections 9.10, 9.11 and 9.13 of the Term Loan Agreement with respect to governing law, submission to jurisdiction, venue and waiver of trial by jury are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

(b)                                      Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5(d). Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

8.                                      RIGHT OF SET OFF

If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Guaranty owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Guaranty and although such obligations may be unmatured. Notwithstanding anything to the contrary contained herein, no Lender or any of its respective Affiliates shall have a right to set off and apply any deposits held by, or other Indebtedness owing by, such Lender or any of its Affiliates to or for the credit or the account of any Subsidiary of a Credit Party that (i) is not a “United States person” within the meaning of Section 7701(a)(30) of the Code or (ii) is a Subsidiary of a Person described in clause (i), unless (in either case) such Subsidiary is not a direct or indirect subsidiary of the Borrower. Each Lender agrees promptly to notify the Borrower and the Collateral Agent after any such set off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set off and application. The rights of each Lender under this Section 8 are in addition to other rights and remedies (including other rights of set off) that such Lender may have.

9.                                 ADDITIONAL SUBSIDIARIES

Upon execution and delivery by the Collateral Agent and any Subsidiary of the Borrower that is required to become a party hereto by Section 6.09 of the Term Loan Agreement of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Guaranty. The rights and obligations of each party to this Guaranty shall remain in full force and effect notwithstanding the addition of any new party to this Guaranty. Each reference to “Guarantor” in this Guaranty shall be deemed to include such Subsidiary.

IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed and delivered as of the date first above written.

EVEREST ACQUISITION FINANCE INC.

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President & Assistant Secretary

[Signature Page to Guaranty]

Accepted and Agreed to:

CITIBANK, N.A., as Collateral Agent

By:	/s/ Mohammed Baabde
Name: Mohammed Baabde
Title: Vice President

[Signature Page to Guaranty]

EXECUTION VERSION

SUPPLEMENT NO. 1 dated as of May 24, 2012 (this “Supplement”), to the Guarantee Agreement dated as of April 24, 2012 (the “Guaranty”), between EVEREST ACQUISITION FINANCE INC. (the “Existing Guarantor”), a Domestic Subsidiary of EP ENERGY LLC (f/k/a EVEREST ACQUISITION LLC) (the “Borrower”), and CITIBANK, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A.                                    Reference is made to the Term Loan Agreement dated as of April 24, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “Term  Loan Agreement”), among the Borrower, the Lenders party thereto from time to time, and Citibank, N.A., as administrative agent and collateral agent for the Lenders.

B.                                    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Term Loan Agreement and the Guaranty, as applicable.

C.                                    The Existing Guarantor has entered into the Guaranty in order to induce the Lenders to make Loans. Section 9 of the Guaranty provides that additional Subsidiaries may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement. Each undersigned Subsidiary of the Borrower (each, a “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Term Loan Agreement to become a Guarantor under the Guaranty in order to induce the Lenders to make additional Loans, and as consideration for Loans previously made.

Accordingly, the Collateral Agent and each New Subsidiary agree as follows:

SECTION 1. In accordance with Section 9 of the Guaranty, each New Subsidiary by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and each New Subsidiary hereby agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder. In furtherance of the foregoing, each New Subsidiary does hereby guarantee to the Collateral Agent the due and punctual payment of the Guaranteed Obligations as set forth in the Guaranty. Each reference to a “Guarantor” in the Guaranty and in this Supplement shall be deemed to include each New Subsidiary. The Guaranty is hereby incorporated herein by reference.

SECTION 2. Each New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each New Subsidiary. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5(d) of the Guaranty.

SECTION 8. Each New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, disbursements and other charges of counsel to the Collateral Agent.

IN WITNESS WHEREOF, each New Subsidiary has duly executed this Supplement to the Guaranty as of the day and year first above written.

[Remainder of page left intentionally blank.]

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EP ENERGY GLOBAL LLC (f/k/a EP ENERGY, L.L.C)

EP ENERGY PREFERRED HOLDINGS COMPANY, L.L.C. (f/k/a EL PASO PREFERRED HOLDINGS COMPANY)

MBOW FOUR STAR, L.L.C. (f/k/a MBOW FOUR STAR CORPORATION)

EP ENERGY MANAGEMENT, L.L.C. (f/k/a EL PASO EXPLORATION & PRODUCTION MANAGEMENT, INC.)

EL PASO PRODUCTION OIL & GAS GATHERING COMPANY, L.L.C.

EL PASO PRODUCTION RESALE COMPANY, L.L.C.

EL PASO E&P COMPANY, L.P.

CRYSTAL E&P COMPANY, L.L.C.

By:	/s/ Kyle McCuen
Name: Kyle McCuen
Title: Vice President & Treasurer

Signature Page to Joinder to Guaranty (Second Lien)

EPE NOMINEE CORP.

By:	/s/ Kyle McCuen
Name: Kyle McCuen
Title: Vice Preside & Treasurer

Signature Page to Joinder to Guaranty (Second Lien)

EL PASO BRAZIL, L.L.C.

By:	/s/ Antonio J. de Pinho
Name: Antonio J. de Pinho
Title: President

Signature Page to Joinder to Guaranty (Second Lien)